UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     January 26, 2006
                                                --------------------------------

                Morgan Stanley ABS Capital I Inc. Trust 2006-WMC1
                         (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
              (Exact name of depositor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
               (Exact name of sponsor as specified in its charter)


        Delaware                    333-121914-17              13-3939229
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission File           (IRS Employer
of incorporation of depositor)      Number of issuing entity)  Identification
                                                               No. of depositor)



1585 Broadway, New York, New York                                  10036
--------------------------------------------------------------------------------
(Address of principal executive offices of depositor)    (Zip Code of depositor)



Registrant's telephone number, including area code      (212) 761-4000
                                                  ------------------------------


                                 Not Applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
          ------------

      Item 8.01 of the Registrant's Current Report on Form 8-K, attaching the Pooling and Servicing Agreement (as defined below), filed on February 13, 2006, is hereby amended and restated in its entirety, because the Pooling and Servicing Agreement attached as an exhibit to such Current Report was not the correct version of such agreement.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2006-WMC1 Mortgage Pass-Through Certificates, Series 2006-WMC1. On January 26, 2006, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, JPMorgan Chase Bank, National Association, as servicer, WMC Mortgage Corp. as responsible party, and Wells Fargo Bank, National Association, as trustee, of Morgan Stanley ABS Capital I Inc. Trust 2006-WMC1 Mortgage Pass-Through Certificates, Series 2006-WMC1 (the "Certificates"). The Class A-2a, Class A-2b, Class A-2c, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate initial principal amount of $807,414,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co.") and J.P. Morgan Securities Inc. (together with MS&Co., the "Underwriters"), pursuant to an Underwriting Agreement dated as of January 24, 2006 by and among the Company and the Underwriters.

      The Class A-1, Class X, Class P and Class R Certificates (the "Private Certificates") were sold to MS&Co. on January 26, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to
Section 4(2) of that Act. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans by the Company from Morgan Stanley Mortgage Capital Inc.

      Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

ITEM 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
           -------------------------------------------------------------------

           (c) Exhibits

               Exhibit 4 Pooling and Servicing Agreement, dated as of January 1, 2006, by and among the Company, as depositor, JPMorgan Chase Bank, National Association, as servicer, WMC Mortgage Corp., as responsible party, and Wells Fargo Bank, National Association, as trustee.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 20, 2006                 MORGAN STANLEY ABS CAPITAL I INC.



                                      By:  /s/ Steven Shapiro
                                          --------------------------------------
                                          Name:   Steven Shapiro
                                          Title:  Executive Director

                                INDEX TO EXHIBITS


Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------
4                 Pooling and Servicing Agreement, dated as of           E
                  January 1, 2006, by and among the Company, as depositor, JPMorgan Chase Bank, National
                  Association, as servicer, WMC Mortgage Corp., as responsible party, and Wells Fargo Bank, National Association, as trustee.